UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 1, 2004
                                                ______________________________


                      Parkvale Financial Corporation
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Pennsylvania                          0-17411                    25-1556590
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



4220 William Penn Highway, Monroeville, Pennsylvania             15146
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (412) 373-7200
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     On September 1, 2004, Parkvale Financial Corporation, a Pennsylvania corporation ("Parkvale"), and its wholly owned subsidiary Parkvale Savings Bank (the "Bank") entered into an Agreement and Plan of Reorganization dated September 1, 2004 (the "Merger Agreement") with Advance Financial Bancorp, a Delaware corporation ("Advance"), and its wholly owned subsidiary Advance Financial Savings Bank, a federally chartered savings bank ("Advance Savings").

     Pursuant to the Merger Agreement, Parkvale will form a Delaware interim corporation as a wholly owned subsidiary ("Interim"), which will be merged with and into Advance (the "Merger"). Following the Merger, Advance Savings will be merged with and into the Bank (the "Bank Merger"), and then Advance will be merged with and liquidated into Parkvale.

     Upon completion of the Merger, each share of common stock, par value $0.0667 per share, of Advance (the "Advance Common Stock," which shall include the rights issued by Advance pursuant to the Rights Agreement dated July 17, 1997, as amended, between Advance and American Securities Transfer & Trust, Incorporated, as Rights Agent, relating to Advance's Junior Participating Preferred Stock, Series A, par value $.10 per share (the "Advance Rights Agreement")), issued and outstanding immediately prior to the effective time of the Merger (other than shares (i) as to which dissenters' rights have been asserted and duly perfected in accordance with the Delaware General Corporation Law, (ii) under the Advance Restricted Stock Plan which have not been allocated and (iii) held by Advance (including treasury shares) or Parkvale or the Bank other than in a fiduciary capacity, which shares shall be cancelled) shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and by operation of law be converted into and represent the right to receive from Parkvale, $26.00 in cash (the "Merger Consideration").

     In addition, each director of Advance entered into a Stockholder Agreement with Parkvale, pursuant to which each such person agreed, among other things, to vote his or her shares of Advance Common Stock in favor of the Merger Agreement at a meeting of stockholders of Advance to be called to consider and approve the Merger Agreement.

     Completion of the Merger is subject to a number of customary conditions, including, but not limited to, (a) the approval of the Merger Agreement by the stockholders of Advance and (b) the receipt of requisite regulatory approvals by the applicable federal and state regulatory agencies.

     For additional information, reference is made to the press release dated September 1, 2004, which is included as Exhibit 99.1 and is incorporated herein by reference.







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Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     ----------          -----------

     99.1                Press Release, dated September 1, 2004

























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PARKVALE FINANCIAL CORPORATION


                         By: /s/ Robert J. McCarthy, Jr.
                            ------------------------------------
                            Name: Robert J. McCarthy, Jr.
                            Title: President and Chief Executive Officer

Date: September 1, 2004